UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 1, 2007

                    UBS MANAGED FUTURES LLC (ASPECT SERIES)
            (Exact name of registrant as specified in its charter)

          Delaware                    000-52192                      03-0607985
(State or other jurisdiction     (Commission file number)         (IRS Employer
       of incorporation)                                    Identification No.)


                      c/o UBS MANAGED FUND SERVICES INC.
                            One North Wacker Drive
                                  31st Floor
                            Chicago, Illinois 60606
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (877) 272-2613

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Securities Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

         On May 1, 2007, Registrant sold equity securities in Registrant ("Units") to new and/or existing members of Registrant in transactions that were not registered under the Securities Act of 1933, as amended (the "Securities Act"). The aggregate consideration for Units sold on May 1, 2007 was $2,484,550, in cash. The Units were issued by Registrant in reliance upon an exemption from registration under the Securities Act set forth in Section 4(2) of the Securities Act, as transactions not constituting a public offering of securities because the Units were issued privately without general solicitation or advertising. In connection with the sales of the Units described above, there were no underwriting discounts or commissions.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 2, 2007

                              UBS MANAGED FUTURES LLC (ASPECT SERIES)

                              By:  UBS Managed Fund Services Inc., Manager



                              By:    /s/ Julie M. DeMatteo    /s/ Richard Meade
                                     ------------------------------------------
                                     Name:  Julie M. DeMatteo     Richard Meade
                                     Title:  President & CEO      COO